Mercury
HW Global
Value
Fund

OF MERCURY HW FUNDS

SEMI-ANNUAL REPORT
DECEMBER 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund invests significantly in foreign stocks. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury HW Global Value Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000

Ten Largest                             Percent of
Equity Holdings                         Net Assets

Koninklijke (Royal) Philips
Electronics NV                              2.7%
Unilever PLC                                2.7
Aventis SA                                  2.4
British Aerospace PLC                       2.3
Philip Morris Companies Inc.                2.2
Total Fina SA 'B'                           2.2
Portugal Telecom SA (Registered
Shares)                                     2.1
Zurich Financial Services AG                2.1
BAA PLC                                     2.0
Bank of America Corporation                 2.0



Five Largest                            Percent of
Industries                              Net Assets

Telecommunications                          8.9%
Regional Banks                              8.0
Pharmaceuticals                             6.9
Computer Software & Services                4.7
Aerospace/Defense                           4.7




OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeleine A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and
   Treasurer
Anna Marie S. Lopez, Assistant
   Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
   Assistant Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260




December 31, 2000
Mercury HW Global Value Fund



DEAR SHAREHOLDER

Effective October 6, 2000, Global Equity Fund, a fund of Hotchkis and Wiley Funds, became Mercury HW Global Value Fund, a fund of Mercury HW Funds. Although the Fund's name has changed, its investment objective remains the same: to seek current income and long-term growth of income, accompanied by growth of capital.
We are pleased to present to you the semi-annual report of the Mercury HW Global Value Fund for the six months ended December 31, 2000.

Investment Review
During the six-month period ended December 31, 2000, the Fund's Class I Shares had a total return of -4.44%, outperforming the -10.76% total return of the unmanaged Morgan Stanley Capital International (MSCI) World Index (in US dollars). (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on page 5 of this report to shareholders.) Extreme downward volatility in the global equity market and a dramatic shift in investor sentiment marked the period. Across the globe, investors punished stocks representing the so-called "new economy". These stocks (often in the technology, media and telecommunications sectors) were characterized by the largest market capitalizations and most aggressive valuations. Conversely, previously forgotten stocks, representing fundamentally good companies in less glamorous sectors, staged a powerful rally.

The Fund outperformed during the period by shunning stocks that were trading at fundamentally unsustainable valuations. The correction, which began in March, accelerated as investors around the world started to question the long-term growth rates and the appropriate valuations of these companies. During the six months ended December 31, 2000, some of the true disappointments (in US dollar terms) in the MSCI World Index included Japanese Internet investment company Softbank Corp. (-74%), US telecommunication equipment manufacturer Lucent Technologies Inc. (-76%), Finnish telecommunication services provider Sonera Group plc (-60%), Japanese semiconductor production equipment company Tokyo Electron Limited (-60%), German telecommunication services provider Deutsche Telekom AG (-47%), and US semiconductor company Intel Corporation (-55%). Amazon.com, the one-time flag carrier for new economy valuation proponents, lost 65% of its value, and by the end of the year was trading at a stock price last seen in July 1998. Similarly, Hikari Tsushin, Inc., a Japanese telecommunication services provider and Internet investment company that earlier in the year 2000 had a market capitalization approaching US$70 billion, finished the year with a market capitalization of less than US$500 million.


December 31, 2000
Mercury HW Global Value Fund


In terms of sector allocation, the Fund benefited from an overweighted position (combined with strong stock selection) in both banks and diversified financials, an overweighted position in food, beverage and tobacco, an underweighted position in technology hardware and equipment, and an underweighted position (combined with strong stock selection) in media. The Fund's performance was hurt by an overweighted position in consumer durables.

In terms of geographic allocation, the Fund benefited significantly from two factors. First, the Fund was significantly underweighted in Japan, which was the worst-performing country of the major components of the MSCI World Index. Although new economy fever (and later disgust) was a dominant theme throughout the global stock markets, the overenthusiasm (and eventual correction) was most powerful in Japan. When the correction came, Japan was hit the hardest, and the unmanaged Nikkei 225 Index closed the year at levels close to what was last seen during the Japanese bank crisis of 1998. The second significant geographic factor affecting the Fund's portfolio was the overweighting of, and strong outperformance in, the United Kingdom. Although the UK market was relatively flat during the period, the defensive, undervalued companies of our UK holdings performed extraordinarily well. On the negative side, the Fund was overweighted in Hong Kong, a market that had a difficult period.

Concerns with the economy, combined with continued volatility in the equity, currency and fixed-income markets, should be a good environment for our focused value style. The Fund is positioned with companies that we believe are well-run, have strong management and have fundamentally undervalued stock prices. As we look across the globe, we are excited about the opportunity for value stocks.

Sincerely,



(Nancy D. Celick)
Nancy D. Celick
President



(James Doyle)
James Doyle
Portfolio Manager



(Mark Morris)
Mark Morris
Portfolio Manager


February 5, 2001



December 31, 2000
Mercury HW Global Value Fund



FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's investment adviser pays annual operating expenses of the Fund's Class I Shares in excess of 1.25% of the average net assets. Were the investment adviser not to pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


RECENT PERFORMANCE RESULTS

                                   6-Month       12-Month  Since Inception
As of December 31, 2000          Total Return  Total Return  Total Return

Class I*                            - 4.44%       - 7.09%      +20.10%
MSCI World Index**                  -10.76        -12.92       +41.13


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/02/97.

**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small capitalization companies in 22 countries, including the United
States. Since inception total return is from 1/02/97.


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 12/31/00                    -4.44%         -9.46%
Inception (1/02/97) through 12/31/00       +4.69          +3.29

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


December 31, 2000
Mercury HW Global Value Fund


SCHEDULE OF INVESTMENTS
                                                                                   In US Dollars
                                                                             Shares
Industry                                  Investments                         Held                Value
COMMON STOCKS--95.7%

France 8.4%

Computer Software &         ++ActivCard SA (ADR)*                                1,816       $     23,608
Services--0.5%

Consumer/Office               Societe BIC SA                                     1,762             69,300
Products--1.5%

Oil--International--2.2%      Total Fina SA 'B'                                    706            104,998

Pharmaceuticals--2.4%         Aventis SA                                         1,290            113,245

Regional Banks--1.8%          Banque Nationale de Paris (BNP)                      995             87,348

                              Total Investments in France                                         398,499


Germany 1.5%

Regional Banks--1.5%          DePfa Deutsche Pfandbriefbank AG                   1,000             72,624

                              Total Investments in Germany                                         72,624


Hong Kong 3.0%

Consumer                      VTech Holdings Limited                            34,000             30,949
Electronics--0.7%

Real Estate--1.8%             Henderson Land Development
                              Company Limited                                   17,000             86,527

Retail--General               Dickson Concepts International
Merchandise--0.5%             Limited                                           61,000             22,093

                              Total Investments in Hong Kong                                      139,569


Ireland 4.0%

Food                          Greencore Group PLC                               19,210             50,502
Manufacturing--1.1%

Paper--1.3%                   Jefferson Smurfit Group PLC                       30,780             60,689

Regional Banks--1.6%          Allied Irish Banks PLC                             6,585             76,356

                              Total Investments in Ireland                                        187,547

Italy 1.7%

Telecommunications--1.7       Telecom Italia SpA                                 7,400             81,846

                              Total Investments in Italy                                           81,846

Japan 7.4%

Leisure/Toys--3.2             NAMCO Ltd.                                         3,800             69,877
                              Nintendo Company Ltd.                                500             78,765
                                                                                             ------------
                                                                                                  148,642

SCHEDULE OF INVESTMENTS (continued)
                                                                                   In US Dollars
                                                                             Shares
Industry                                  Investments                         Held                Value
COMMON STOCKS (continued)

Japan (concluded)

Photography/                  Canon, Inc.                                        2,000       $     70,053
Imaging--1.5%

Small Loans &                 Sanyo Shinpan Finance Co., Ltd.                    2,800             81,646
Finance--2.7                  Shohkoh Fund & Co., Ltd.                             470             48,564
                                                                                             ------------
                                                                                                  130,210

                              Total Investments in Japan                                          348,905


Netherlands 5.6%

Electronics &                 Koninklijke (Royal) Philips                        3,455            126,577
Semiconductors--2.7%          Electronics NV

Insurance--                   ING Groep NV                                       1,130             90,266
Multiline--1.9%

Telecommunications--1.0%      KPN NV                                             3,995             45,986

                              Total Investments in the Netherlands                                262,829


New Zealand 0.8%

Telecommunications--0.8%      Telecom Corporation of New Zealand
                              Limited                                           18,322             38,916

                              Total Investments in New Zealand                                     38,916


Portugal 2.6%

Telecommunications--2.1%      Portugal Telecom SA (Registered
                              Shares)                                           10,964            100,265

Utilities--Electric--0.5%     Electricidade de Portugal, SA (EDP)                6,700             22,143

                              Total Investments in Portugal                                       122,408


Singapore 3.1%

Computer Hardware--1.3%       Creative Technology Limited                        5,522             61,087

Food Retail--0.5%             Dairy Farm International
                              Holdings Limited                                  81,900             24,570

Regional Banks--1.3%          United Overseas Bank Ltd.                          8,000             59,977

                              Total Investments in Singapore                                      145,634


Spain 1.8%

Telecommunications--1.8%    ++Telefonica SA                                      5,196             85,862

                              Total Investments in Spain                                           85,862


Sweden 1.3%

Household                     Electrolux AB 'B'                                  4,565             59,267
Appliances--1.3%

                              Total Investments in Sweden                                          59,267


SCHEDULE OF INVESTMENTS (concluded)
                                                                                   In US Dollars
                                                                             Shares
Industry                                  Investments                         Held                Value
COMMON STOCKS (continued)

Switzerland 3.7%

Insurance-                    Zurich Financial Services AG                         166       $    100,081
Multiline--2.1%

Pharmaceuticals--1.6%         Novartis AG (Registered Shares)                       42             74,255

                              Total Investments in Switzerland                                    174,336


United Kingdom 16.6%

Aerospace/                    British Aerospace PLC                             18,786            107,199
Defense--3.6%                 Smiths Industries PLC                              5,060             61,074
                                                                                             ------------
                                                                                                  168,273

Airports--2.0%                BAA PLC                                           10,440             96,379

Beverages--1.5%               Allied Domecq PLC                                 10,480             69,195

Building Materials--1.7%      Hanson PLC                                        11,810             80,976

Diversified                   Tomkins PLC                                       27,082             59,469
Companies--1.2%

Foods--2.7%                   Unilever PLC                                      14,776            126,475

Publishing--1.3%              Reed International PLC                             5,860             61,276

Regional Banks--1.8%          Lloyds TSB Group PLC                               8,123             85,910

Telecommunications--0.8%      British Telecommunications PLC                     4,500             38,450

                              Total Investments in the
                              United Kingdom                                                      786,403


United States 34.2%

Aerospace/                    Raytheon Company (Class A)                         1,700             49,300
Defense--1.1%

Auto & Trucks--0.9%           Ford Motor Company                                 1,827             42,820

Broadcasting--1.0%          ++Fox Entertainment Group, Inc.
                              (Class A)                                          2,700             48,262

Computer Software           ++Cadence Design Systems, Inc.                       3,300             90,750
& Services--4.2%              Computer Associates
                              International, Inc.                                4,100             79,950
                            ++Portal Software, Inc.                              3,250             25,492
                                                                                             ------------
                                                                                                  196,192

Diversified                   Honeywell International Inc.                       1,700             80,431
Companies--2.8%               Tyco International Ltd.                              900             49,950
                                                                                             ------------
                                                                                                  130,381

Forest Products--1.3%         Weyerhaeuser Company                               1,250             63,438



SCHEDULE OF INVESTMENTS
                                                                                   In US Dollars
                                                                             Shares
Industry                                  Investments                         Held                Value
COMMON STOCKS (concluded)

United States (concluded)

Health Insurance--0.5%      ++Aetna Inc. (New Shares)                              630      $      25,869

Insurance--Property &         The Allstate Corporation                           1,100             47,919
Casualty--1.0%

Medical Products--0.8%        Baxter International Inc.                            450             39,741

Money Center Banks--2.0%      Bank of America Corporation                        2,100             96,338

Oil--Domestic--1.4%           Occidental Petroleum Corporation                   2,800             67,900

Pharmaceuticals--2.9%         Pfizer Inc.                                        1,800             82,800
                            ++Watson Pharmaceuticals, Inc.                       1,000             51,188
                                                                                             ------------
                                                                                                  133,988

Photography/Imaging--1.0%     Eastman Kodak Company                              1,200             47,250

Restaurants--0.9%           ++Tricon Global Restaurants, Inc.                    1,300             42,900

Retail--1.2%                ++Costco Wholesale Corporation                       1,400             55,912

Semiconductors--0.9%        ++National Semiconductor Corporation                 2,100             42,263

Telecommunications--0.7%    ++ADC Telecommunications, Inc.                       1,900             34,437

Telecommunications            Motorola, Inc.                                     2,500             50,625
Equipment++--1.1%

Telephone--4.2%               ALLTEL Corporation                                 1,500             93,656
                              Sprint Corporation                                 2,000             40,625
                              Verizon Communications                             1,242             62,255
                                                                                             ------------
                                                                                                  196,536

Tobacco--2.2%                 Philip Morris Companies Inc.                       2,405            105,820

Transportation              ++FedEx Corp.                                        1,600             63,936
Services--1.4%

Utilities--Electric--0.7%     Edison International                               2,100             32,812

                              Total Investments in the
                              United States                                                     1,614,639

                              Total Investments (Cost--$4,633,772)                              4,519,284
                              Time Deposits**                                                     176,310
                              Other Assets Less Liabilities                                        27,953
                                                                                             ------------
                              Net Assets                                                     $  4,723,547
                                                                                             ============



*American Depositary Receipts (ADR).
**Time deposit bears interest at 4.75% and matures on 1/02/2001.
++Non-income producing security.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Global Value Fund


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$4,633,772)                           $  4,519,284
Cash                                                                                   771
Time deposits                                                                      176,310
Receivables:
      Dividends                                           $      17,796
      Securities sold                                            17,761
      Interest                                                       69             35,626
                                                          -------------      -------------
Total assets                                                                     4,731,991
                                                                             -------------

Liabilities:
Accrued expenses and other liabilities                                               8,444
                                                                             -------------
Total liabilities                                                                    8,444
                                                                             -------------
Net Assets:
Net assets                                                                   $   4,723,547
                                                                             =============

Net Assets Consist of:
Paid-in capital                                                              $   4,926,281
Undistributed investment income--net                                                 2,967
Accumulated realized capital losses on investments and
foreign currency transactions--net                                                (90,948)
Unrealized depreciation on investments and foreign currency
transactions--net                                                                (114,753)
                                                                             -------------
Net assets                                                                   $   4,723,547
                                                                             =============
Net Asset Value:
Class I--Based on net assets of $4,723,547 and
466,645 shares outstanding++                                                 $       10.12
                                                                             =============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.

December 31, 2000
Mercury HW Global Value Fund

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2000
Investment Income:
Dividends (net of $3,018 foreign withholding tax)                             $     63,424
Interest and discount earned                                                         6,972
                                                                             -------------
Total income                                                                        70,396
                                                                             -------------

Expenses:
Investment advisory fees                                  $      18,516
Custodian fees                                                   10,617
Accounting services                                              10,133
Registration fees                                                 9,860
Printing and shareholder reports                                  8,641
Transfer agent fees                                               3,746
Professional fees                                                 1,816
Pricing fees                                                        777
Trustees' fees and expenses                                         111
Other expenses                                                      298
                                                          -------------
Total expenses before reimbursement                              64,515
Reimbursement of expenses                                      (33,655)
                                                          -------------
Total expenses after reimbursement                                                  30,860
                                                                             -------------
Investment income--net                                                              39,536
                                                                             -------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized loss from:
      Investments--net                                          (4,189)
      Foreign currency transactions--net                        (3,107)            (7,296)
                                                          -------------
Change in unrealized appreciation/depreciation on:
      Investments--net                                        (254,421)
      Foreign currency transactions--net                       (13,583)          (268,004)
                                                          -------------      -------------
Net Decrease in Net Assets Resulting from Operations                         $   (235,764)
                                                                             =============


See Notes to Financial Statements.

December 31, 2000
Mercury HW Global Value Fund

STATEMENTS OF CHANGES
IN NET ASSETS
                                                           For the Six            For the
                                                           Months Ended          Year Ended
                                                           December 31,           June 30,
Increase (Decrease)in Net Assets:                              2000                 2000
Operations:
Investment income--net                                    $      39,536       $    101,598
Realized gain (loss)on investments and foreign currency
transactions--net                                               (7,296)            224,975
Change in unrealized appreciation/depreciation on
investments and foreign currency transactions--net            (268,004)          (448,258)
                                                          -------------      -------------
Net decrease in net assets resulting from operations          (235,764)          (121,685)
                                                          -------------      -------------

Dividends & Distributions to Shareholders:
Investment income--net                                        (123,742)          (202,208)
Realized gain on investments--net                                    --          (290,200)
                                                          -------------      -------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                 (123,742)          (492,408)
                                                          -------------      -------------

Capital Share Transactions:
Net decrease in net assets derived from capital share
transactions                                                (1,327,619)          (537,131)
                                                          -------------      -------------

Net Assets:
Total decreasein net assets                                 (1,687,125)        (1,151,224)
Beginning of period                                           6,410,672          7,561,896
                                                          -------------      -------------
End of period*                                            $   4,723,547      $   6,410,672
                                                          =============      =============

*Undistributed investment income--net                     $       2,967      $      87,173
                                                          =============      =============


See Notes to Financial Statements.


December 31, 2000
Mercury HW Global Value Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                          Class I++
                                                                 For the Six                                  For the Period
                                                                 Months Ended                                Jan. 2, 1997++++
Increase (Decrease) in                                           December 31,   For the Year Ended June 30,    to June 30,
Net Asset Value:                                                     2000       2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                             $  10.89   $  11.84   $  11.38   $  11.09    $  10.00
                                                                   --------   --------   --------   --------    --------
Investment income--net                                                  .14        .17        .35        .28         .14
Realized and unrealized gain (loss)
on investments and foreign
currency transactions--net                                            (.63)      (.32)        .24        .51        1.09
                                                                   --------   --------   --------   --------    --------
Total from investment operations                                      (.49)      (.15)        .59        .79        1.23
                                                                   --------   --------   --------   --------    --------
Less dividends and distributions:
      Investment income--net                                          (.28)      (.33)      (.11)      (.32)       (.14)
      Realized gain on
      investments--net                                                   --      (.47)      (.02)      (.18)          --
                                                                   --------   --------   --------   --------    --------
Total dividends and distributions                                     (.28)      (.80)      (.13)      (.50)       (.14)
                                                                   --------   --------   --------   --------    --------
Net asset value, end of period                                     $  10.12   $  10.89   $  11.84   $  11.38    $  11.09
                                                                   ========   ========   ========   ========    ========

Total Investment Return:**
Based on net asset value per
share                                                            (4.44%)+++    (1.37%)      5.40%      7.61%   12.32%+++
                                                                   ========   ========   ========   ========    ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                       1.25%*      1.25%      1.09%      1.00%      1.00%*
                                                                   ========   ========   ========   ========    ========
Expenses                                                             2.61%*      2.13%      2.07%      2.88%      4.43%*
                                                                   ========   ========   ========   ========    ========
Investment income--net                                               1.51%*      1.45%      2.76%      1.88%      3.50%*
                                                                   ========   ========   ========   ========    ========
Supplemental Data:
Net assets, end of period
(in thousands)                                                     $  4,724   $  6,411   $  7,560   $  7,350    $  3,730
                                                                   ========   ========   ========   ========    ========
Portfolio turnover                                                      27%        64%        40%        54%         18%
                                                                   ========   ========   ========   ========    ========


*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
++++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury HW Global Value Fund


NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies:
Mercury HW Global Value Fund (the "Fund") (formerly Global Equity
Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers a single class (Class I) of shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase or decrease the level of risk to which the Fund is exposed to more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2 Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.25% as applied to the Fund's Class I daily net assets through June 30, 2001. For the six months ended December 31, 2000, Mercury Advisors earned fees of $18,516, all of which was waived. Mercury Advisors also reimbursed the Fund for additional expenses of $12,762.


December 31, 2000
Mercury HW Global Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Mercury Advisors has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received $725 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2000.

Accounting services were provided to the Fund by Mercury Advisors. Certain officers and/or trustees of the Trust are officers and/or trustees of Mercury Advisors, PSI, FAMD, FDS, MLPF&S, and/or ML &
Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $1,314,760 and $2,735,765, respectively.

Net realized losses for the six months ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

                                              Realized        Unrealized
                                               Losses           Losses

Long-term investments                     $    (4,189)     $   (114,488)
Foreign currency transactions                  (3,107)             (265)
                                           -----------      ------------
Total                                     $    (7,296)     $   (114,753)
                                           ===========      ============

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $114,488, of which $716,703 related to appreciated securities and $831,191 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $4,633,772.


December 31, 2000
Mercury HW Global Value Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4 Capital Share Transactions:
Transactions in capital shares were as follows:

Class I Shares for the Six Months
Ended December 31, 2000*                       Shares      Dollar Amount

Shares sold                                   170,793       $  1,766,754
Shares issued to shareholders in reinvestment
of dividends                                   12,081            121,779
                                          -----------       ------------
Total issued                                  182,874          1,888,533
Shares redeemed                             (305,054)        (3,216,152)
                                          -----------       ------------
Net decrease                                (122,180)      $ (1,327,619)
                                          ===========       ============

Class I Shares for the Year
Ended June 30, 2000*                           Shares      Dollar Amount

Shares sold                                    94,569       $  1,041,193
Shares issued to shareholders in reinvestment
of dividends and distributions                 33,692            367,920
                                          -----------       ------------
Total issued                                  128,261          1,409,113
Shares redeemed                             (178,363)        (1,946,244)
                                          -----------       ------------
Net decrease                                 (50,102)      $   (537,131)
                                          ===========       ============


*Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.


5 Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended December 31, 2000.



DECEMBER 31, 2000
MERCURY HW GLOBAL VALUE FUND


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


6 Commitments:
At December 31, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $18,000.

7 Subsequent Event:
On January 30, 2001, the Trust's Board of Trustees determined that it was in the best interest of the Fund and its shareholders to terminate the Fund. The Board of Trustees based their decision on an evaluation of relevant information, including the small size of the Fund and its effect on the efficiency of Fund operations. The Fund is expected to be terminated as is reasonably practicable.